Deal Name	CHEN 05-D

	ARM	FRM
Percentage Bal.	74.62%	25.38%
Deal Balance	743,657,429	252,869,066

WAC	7.52%	9.41%

CLTV (incl silent 2nds)	82.05%	76.64%
Loan Balance	154,286	66,632
Stated Document %	12.53%	7.46%
DTI	39.81%	38.10%
IO %	17.96%	1.35%
Second Lien %	0.00%	24.51%
Silent Seconds %	9.17%	3.15%
FICO
1st Quartile	542	552
2nd Quartile	581	594
3rd Quartile	617	638
4th Quartile	805	813
Property Type	100.00%	100.00%
Single Family	79.24%	82.08%
PUD	13.24%	9.37%
Condo	3.59%	2.88%
Manufactured Housing	1.97%	3.61%
Townhouse	1.54%	1.18%
Two-Four Family	0.42%	0.87%
Occupancy Type	100.00%	100.00%
Primary	99.53%	98.48%
Investor	0.29%	1.22%
Second Home	0.18%	0.30%
Loan Purpose	100.00%	100.00%
Cash Out Refinance	65.58%	74.98%
Rate/Term Refinance	17.78%	15.87%
Purchase	16.65%	9.14%